UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 19, 2003(May 19, 2003)
                                                 -------------------------------

                          SearchHound.com, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Nevada                          0-19471                      91-1942841
--------------------------------------------------------------------------------
  (State or other jurisdiction     (Commission                  (IRS Employer
         of incorporation)         File Number)              Identification No.)


         12817 Woodson, Overland Park, Kansas                66209
--------------------------------------------------------------------------------
       (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:   (913) 568-8133
                                                      --------------------------


                                 Not applicable
--------------------------------------------------------------------------------
               (Former name or former address, if changed since last report)


Item 4.      Changes in Company's Certifying Accountant.

On May 19, 2003, the Board of Directors of SearchHound.com, Inc. (the "Company"), was notified by Pickett, Chaney & McMullen LLP, the Company's independent auditor, that it would decline to stand for reelection as the Company's independent auditor for the year ending December 31, 2003. The Company is currently interviewing other accounting firms to serve as its independent auditor, but has not engaged another firm at this time.

The report of Pickett, Chaney & McMullen LLP on the financial statements of the Company as of December 31, 2002 and for the year then ended, did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to audit scope or accounting principles. Pickett, Chaney & McMullen LLP audit report on the financial statements of the Company as of December 31, 2002 and for the year then ended included an explanatory paragraph concerning the Company's ability to continue as a going concern.

During the year ended December 31, 2002, and any subsequent interim period preceding May 13, 2003, there were no disagreements between the Company and Pickett, Chaney & McMullen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused Pickett, Chaney & McMullen LLP, if not resolved to the satisfaction of Pickett, Chaney & McMullen LLP, to make a reference to the subject matter of the disagreements in connection with its reports.

The Company has provided Pickett, Chaney & McMullen LLP with a copy of this Form 8-K and requested that Pickett, Chaney & McMullen LLP furnish the Company with a letter, addressed to the Securities and Exchange Commission, stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934,the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SearchHound.com, Inc.

Date:  May 19, 2003           By:/s/ Dave L. Mullikin
       ---------------        --------------------------------------------------
                              Dave L. Mullikin, President & CEO





                                 EXHIBIT INDEX

Exhibit No.                Description of Exhibit

   16.1          Letter from Pickett, Chaney & McMullen, LLP, dated May 19, 2003





                                                                EXHIBIT 16.1


                       [LETTERHEAD OF PICKETT, CHANEY & MCMULLEN, LLP]

May 19, 2003

Office of Chief Accountant
Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C. 20549

Dear Sirs/Madams:

We have received a copy of and have reviewed Item 4 of Form 8-K dated May 19, 2003, of SearchHound.com, Inc. We agree with the disclosures contained therein, and understand that a copy of this letter will be filed with the Securities and Exchange Commission as an exhibit to the Form 8-K.


Yours truly,



Pickett, Chaney & McMullen LLP